UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2024

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36492	88-0422242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8201 E. 34th Cir N, Suite 1307, Wichita, Kansas	67226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (620) 325-6363

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 27, 2024, the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of AgEagle Aerial Systems Inc. (the “Company”) was held. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.

1. Election of Directors.

The following five (5) director nominees were elected to serve as directors of the Company, with the following votes tabulated:

	For	Withheld	Broker Non-Vote
William Irby	1,877,343	254,041	2,083,345
Grant Begley	1,850,229	281,155	2,083,345
Thomas Gardner	1,846,681	284,703	2,083,345
Kelly J. Anderson	1,862,219	269,165	2,083,345
Malcolm Frost	1,879,597	251,787	2,083,345

2. Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”).

The compensation of the Company’s named executive officer was approved, on an advisory basis, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
1,687,623	339,782	52,724	2,083,345

3. Ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

The appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
3,847,087	263,690	52,697	0

4. Approval of the issuance of shares of the Company’s common stock representing more than 20% of the Company’s common stock outstanding upon conversion of the convertible note in accordance with NYSE American Rule 713(a)(ii).

The issuance of shares of the Company’s common stock representing more than 20% of the Company’s common stock outstanding upon conversion of the convertible note in accordance with NYSE American Rule 713(a)(ii) was not approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
567,286	393,441	1,119,402	2,083,345

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2024	AGEAGLE AERIAL SYSTEMS INC.

	By:	/s/ Mark DiSiena
	Name:	Mark DiSiena
	Title:	Chief Financial Officer

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